Fallen Angels Report

Many that are fallen shall be redeemed,
and many shall fall that now are in honor.
~ Horace, 20 BC

October 2006
Volume 3 Issue 12

Editors:

Gabriel Wisdom
Founder and Managing Director

Michael Moore
Chief Investment Officer

SUBSCRIBERS:
Ask for your FREE Portfolio Analysis and Complimentary Retirement Plan by Calling

1-888-999-1395

"No one buys at the bottom or sells at the top. It can't be done except by liars"

Bernard Baruch
Legendary Investor 1870 - 1965

Learn More About Us at:

www.fallenangelsreport.com

www.gabrielwisdom.com

www.amminvest.com

Printer Friendly


Representation of a Fallen Angel
60
50
40
30
20
10
JAN 02
JAN 03
JAN 04
JAN 05
JAN 06

The October Effect

"October is the most dangerous month to own stocks. The others are January, February, March, April, May, etc. etc." ***Mark Twain***

Every October the financial markets get spooked by volatility and sharp declines that affect many vulnerable stocks and mutual funds. Investors who keep a cool head (while everyone else is losing theirs) can avoid the tricks and get the treats.

This issue of the **Fallen Angels Report** will begin a new format, **providing you with "best of breed" ideas for making money** when high quality investments go on sale. But first, some background into what seems to create this annual October Effect.

"Buy stocks that go up. If they don't go up, don't buy them." ***Mark Twain***

Unlike the rest of us who can wait until December 31st, **the nations mutual funds must do their annual tax-loss selling by October 31st**. By dumping the shares of companies in their portfolios that have fallen, mutual funds attempt to help their investors avoid phantom taxes. People hate to pay taxes on a mutual fund's capital gains that they didn't have the benefit of receiving. Historically, **the stocks that get sold to establish losses are the very same stocks the funds buy back after 30 days!** As a result, a number of high quality companies are now going on sale. If they get cheap enough, the same funds that sold them will likely buy them back within the next few months.

"If Housing Slumps, How Safe Are You? ***Amey Stone, BusinessWeek***

Estimates are that these days, almost half of current economic growth is the by product of real estate. "Will it end badly?" asks Business Week. Their **research suggests that the entire market is hitched to housing.** Forbes Magazine reported that a "democratization of wealth has come in the past five years from the boom in house prices. If you own a home, you almost certainly have a larger percentage of your net worth invested in that home than Bill Gates does in his. So, you're gaining on him." We know that the Commerce Department's 18 year real estate cycle has over 100 years of data where **home prices rise for 9 years and then corrected for 9 more.** 2005 was the beginning of a new 9 year corrective cycle, and homebuilding stocks are still breaking down, telling us to avoid the sector. At some point, probably several years from now, these stocks will be at dirt cheap valuations again...like they were in 2000.

Fallen Angels Flashback

The year was 2003 when shares of AMR, the parent company of American Airlines had

fallen to $1.41...AMR had become a Fallen Angel. It was a long, gradual lift-off, but **AMR has soared rising from $1.41 to over $24**. Back when the company was teetering on the brink of insolvency, AMR did not meet our rigorous valuation requirements so we avoided it. You can't get them all, and you don't even have to try. History has shown that you only need a few great investments and some patience to double your money every 6 or 7 years.

Fallen Angels Focus List

The Fallen Angels Focus List will no longer be a part of The Fallen Angels Report. This change in format is due to the recent launch of two no-load mutual funds, the FALLEN ANGELS VALUE FUND and the FALLEN ANGELS INCOME FUND, both of which will be managed by American Money Management, LLC.

If you would like more information, please call American Money Management, LLC at (888) 999-1395 today.

Please carefully consider each fund's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information. Please read the prospectus carefully before you invest. To obtain a prospectus, please call American Money Management Funds at (888) 999-1395. Mutual fund investing involves risk, including possible loss of principal.

About American Money Management, LLC

American Money Management, LLC, an SEC Registered Investment Adviser, manages accounts for individuals, companies, trusts and retirement plans. **Minimum account size is $100,000 but investors are invited to try a managed account with as little as $25,000 (AMM reserves the right to withdraw this option at any time).** For more information on our managed accounts program, please call us at **888-999-1395** or visit us on the web at www.amminvest.com.

Disclaimer

The opinions expressed are those of Gabriel Wisdom and Michael Moore and do not necessarily reflect the opinions of American Money Management, LLC (AMM), an SEC registered investment advisor. Clients of AMM, Mr. Wisdom, Mr. Moore and employees of AMM may buy or sell investments mentioned without prior notice. This newsletter should not be considered investment advice. The opinions expressed do not constitute a recommendation to buy or sell securities. Investing involves risks, and you should consult your own investment advisor, attorney, or accountant before investing in anything. Current stock quotes are obtained by S&P Compustat database. Prices are as of the close of the market on the previous day of trading.